UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):	May 9, 2017

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005  Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            At the annual meeting of shareholders of Cummins Inc. (the “Company”) held on May 9, 2017 (the “Annual Meeting”), the Company’s shareholders approved the Cummins Inc. 2012 Omnibus Incentive Plan, as amended and restated (the “2012 Plan”).  The 2012 Plan was amended and restated primarily to (i) increase the number of shares of the Company’s common stock, $2.50 par value per share (the “Common Stock”), available for issuance under the 2012 Plan by 5,000,000 shares, and (ii) add a separate annual limit on the amount of compensation that may be awarded under the 2012 Plan to any non-employee director.  Shareholder approval of the 2012 Plan also constituted approval of the material terms of the performance goals of the 2012 Plan for the purposes of qualifying compensation awarded under the 2012 Plan as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and extended the period during which incentive stock options within the meaning of Code Section 422 may be granted under the 2012 Plan until the tenth anniversary of the Annual Meeting.

The Company cannot currently determine the benefits, if any, to be received under the 2012 Plan in the future by the named executive officers of the Company.

The 2012 Plan as amended and restated is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2017. The full text of the 2012 Plan as amended and restated appears as Annex A to that definitive proxy statement. The description of the 2012 Plan as amended and restated set forth above does not purport to be complete and is qualified in its entirety by reference to the disclosures in such definitive proxy statement.

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved so-called "proxy access" amendments to the Company’s By-Laws (the “By-Laws”). Proxy access allows eligible shareholders to include their director nominees in the Company’s proxy materials for its annual meetings of shareholders, along with director nominees nominated by the Company’s Board of Directors (the “Board”).  The proxy access amendments to the By-Laws as approved by shareholders provide as follows:

•	Proxy access will be provided to a shareholder or a group of up to 20 shareholders that has owned shares representing at least 3% of the outstanding Common Stock continuously for at least three years.

•
Stock ownership will be determined under a standard requiring both (i) full voting and investment rights pertaining to the owned shares and (ii) full economic interest in (including the opportunity for profit and risk of loss on) such shares.

•
Borrowed or hedged shares will not count as owned shares; however, a shareholder will "own" shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. Recallable loaned shares will count as owned shares if they are recallable within five business days.

•	Eligible shareholders will be permitted to nominate up to 25% of the Board (or up to at least two directors, if the Board consists of fewer than eight directors).

•
Nominating shareholders will be able to provide a written statement for inclusion in the Company’s proxy materials, not to exceed 500 words, in support of the shareholders' nominee's candidacy; provided, however, that the Company may decline to include any information in such statement it believes, in good faith, would be materially misleading or violate any applicable law or regulation.

•
Nominating shareholders will be required to satisfy certain informational and procedural requirements, including that (i) such shareholders do not have a purpose or intent to change or influence control of the Company and (ii) their nominees will not have entered into any agreements as to how they will vote on different matters.

•	Proxy access will not be available if the Company has received notice that the nominating shareholders intend to nominate and file their own proxy materials in support of other director nominees.

•
Shareholder director nominees will be required to meet the same qualifications as the Board's director nominees, including independence requirements under the listing standards of the New York Stock Exchange, any applicable rules of the SEC and any publicly disclosed standards used by the Board in determining independence. Individuals also could not serve as proxy access nominees to the extent their election will cause the Company to violate its charter documents or applicable regulations or if they are an officer or director of a competitor, the subject of a criminal proceeding or a “bad actor” under applicable SEC rules.

The proxy access amendments to the By-Laws became effective upon shareholder approval on May 9, 2017.  The amended and restated By-Laws reflecting the amendments were filed as Annex B to the Company’s definitive proxy statement filed with the SEC on Schedule 14A on March 27, 2017 and incorporated herein by reference.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•	The election of ten directors for a one year term to expire at the Company’s 2018 annual meeting of shareholders;

•	An advisory vote on the compensation of the Company’s named executive officers;

•	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2017;

•	The approval of the amended and restated 2012 Plan;

•	The approval of amendments to the By-Laws to implement proxy access; and

•	A shareholder proposal regarding proxy access.

As of the March 7, 2017 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 167,971,264 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share.  Approximately 87.61% of all votes were represented at the Annual Meeting in person or by proxy.

The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.

1.	Election of Ten Directors For A One Year Term To Expire at the Company’s 2018 Annual Meeting Of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
N. Thomas Linebarger	119,691,519	6,806,972	1,759,830	18,901,016
Robert J. Bernhard	93,155,300	34,936,987	166,034	18,901,016
Dr. Franklin R. Chang Diaz	93,166,456	34,884,489	207,376	18,901,016
Bruno V. Di Leo Allen	93,149,047	34,910,689	197,685	18,901,016
Stephen B. Dobbs	93,164,055	34,890,982	203,284	18,901,016
Robert K. Herdman	92,955,791	35,126,278	176,252	18,901,016
Alexis M. Herman	88,795,674	38,464,485	998,162	18,901,016
Thomas J. Lynch	83,949,253	44,115,074	193,994	18,901,016
William I. Miller	91,893,239	36,105,083	259,999	18,901,016
Georgia R. Nelson	91,701,911	36,370,927	185,483	18,901,016

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
120,497,371	7,266,344	494,606	18,901,016

3.	Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
112,313,583	394,727	15,196,137	353,874	18,901,016

Consistent with the greatest number of votes cast with respect to this proposal, the Board has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

4.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2017

For	Against	Abstain	Broker Non-Votes
144,669,382	2,277,123	212,832	N/A

5.	Approval of the Amended and Restated 2012 Plan

For	Against	Abstain	Broker Non-Votes
118,907,852	8,838,660	511,809	18,901,016

6.	Approval of Amendments to the Company’s By-Laws to Implement Proxy Access

For	Against	Abstain	Broker Non-Votes
125,693,930	2,191,422	372,969	18,901,016

7.	Shareholder Proposal Regarding Proxy Access

For	Against	Abstain	Broker Non-Votes
43,559,899	83,862,643	835,779	18,901,016

Item 9.01.                          Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits.

(3.1)
By-Laws, as amended and restated effective as of May 9, 2017 (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2017 (File No. 001-04949)).

(10.1)
Cummins Inc. 2012 Omnibus Incentive Plan, as amended and restated (incorporated by reference to Annex A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2017 (File No. 001-04949)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2017

CUMMINS INC.
/s/ Mark J. Sifferlen Mark J. Sifferlen Corporate Secretary

CUMMINS INC.
Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)
By-Laws, as amended and restated effective as of May 9, 2017 (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2017 (File No. 001-04949)).

(10.1)
Cummins Inc. 2012 Omnibus Incentive Plan, as amended and restated (incorporated by reference to Annex A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2017 (File No. 001-04949)).